April 10, 2015

ACAP Strategic Fund

Shares of Beneficial Interest

Class A Shares

Class W Shares

ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% - 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter (as described on the next page). SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”).

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The Fund may also generate leverage through engaging in securities lending. Short sales, swaps and the use of leverage (either directly or through securities lending) are speculative investment practices and involve a high degree of risk. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

The Fund has no plans to list its shares of beneficial interest (“shares”) on any securities exchange, and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with an Underwriter or a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred to persons who are “Qualified Investors” (as described on the next page). Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.”

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated January 23, 2015, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 52 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to ACAP Strategic Fund, 350 Madison Avenue, 9th Floor, New York, NY 10017 or by calling collect (212) 389-8740 (the Fund does not maintain an Internet Website). You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 18.)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAINSAIL GROUP, LLC

Underwriter

(CONTINUED FROM COVER PAGE)

	Class A Shares	Class W Shares
Total Offering Amount (1)	$1,000,000,000	$1,000,000,000
Maximum Sales Load (2)	3.00%	$0
Minimum Sales Load (1)(2)	0.00%	$0
Proceeds to the Fund (maximum) (3)	$1,000,000,000	$1,000,000,000
Proceeds to the Fund (minimum) (3)	$970,000,000	$1,000,000,000

(1)	The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable).

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

(2)	Class A share investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering — Plan of Distribution.”) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(3)	Offering expenses are not expected to exceed $173,943 and will be borne by the Fund. The minimum net proceeds to the Fund for Class A shares, after payment of the estimated offering expenses of $86,971, would be approximately $969,913,029. The minimum net proceeds to the Fund for Class W shares, after payment of the estimated offering expenses of $86,971, would be approximately $999,913,029.

Mainsail Group, L.L.C. (the “Underwriter”), an underwriter under the federal securities laws, serves as the underwriter of the Fund’s shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time. Shares of the Fund are offered for purchase once a month at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.

ii

Pursuant to the distribution agreement, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees.

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”), as described more fully herein. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with an Underwriter or Selling Agent. Additional information regarding the process for buying shares is set forth under “The Offering — Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

iii

(CONTINUED FROM INSIDE FRONT COVER)

Investors may not be able to sell their shares. The Fund has no plans to list its shares on any securities exchange, the Fund’s shares have no history of public trading and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with an Underwriter or a Selling Agent and, except for certain circumstances, may only be transferred to persons who are Qualified Investors. If an investor attempts to transfer shares to someone who is not a Qualified Investor, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with an Underwriter, the transfer will not be permitted. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund’s board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. There can be no assurance that shareholders tendering shares for repurchase in any such offer will have all of their tendered shares repurchased by the Fund. (See “Additional Risk Factors — Repurchase Offers” and “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the “Incentive Fee”) generally equal to 20% of the Fund’s net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceeds the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions). For more details regarding the Incentive Fee, see “Fees and Expenses — Incentive Fee.” The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies. (See “Fees and Expenses — Management Fee” and “— Incentive Fee.”)

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

iv

TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

v

APPENDIX B: PORTFOLIO MANAGER PERFORMANCE INFORMATION	B-1
ii

PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of ACAP Strategic Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund	ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”), which is registered with the SEC as an investment adviser. Mr. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal portfolio manager (the “Portfolio Manager”) and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager.

Principal Investment Strategies	The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights. The Fund may also seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund’s portfolio may have a “net-short bias,” where the dollar value of the short positions exceed the value of long positions. The Fund may also effect short sales for hedging purposes. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Adviser also expects that the Fund’s investment program will make frequent use of leverage. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Fund may also generate leverage through engaging in securities lending. (See “Principal Risk Factors — Securities Lending Risk.”) Short sales, swaps and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.
1

(For a more detailed discussion of the tax consequences of short sale transactions, see “Certain Tax Matters — Taxation of Short Sales.”) The Adviser may use total return swaps to gain long or short investment exposures in lieu of purchasing or selling an equity security directly. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The use of swaps exposes the Fund to counterparty credit risk and leverage risk. (See “Principal Risk Factors — Counterparty Credit Risk” and “Leverage and Borrowings Risk”) The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. The Fund’s investments in foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries. (See “Principal Risk Factors — Foreign Investment Risk.”)

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research, and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

Historically, Alkeon, the sole member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit, from technological events, advances or products (“Technology Companies”). These include companies whose processes, products or services, in the judgment of Alkeon, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.
2

Non-Principal Investment Practices	In addition to its principal investment strategies, the Fund may, from time to time, invest in debt securities and certain derivative instruments (in addition to the options and swaps described under “Principal Investment Strategies”), such as forward contracts, options on stock indices and structured-equity notes. The Fund may also purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund also invests in money market instruments for liquidity purposes. (See “Non-Principal Fund Investment Practices and Their Risks.”)

Borrowings	The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks. The Fund may also generate leverage through engaging in securities lending, use of short sales and entering into total return swaps. The Fund’s investment program makes frequent use of leverage. (See “Principal Risk Factors — Borrowings & Leverage Risk” and “— Securities Lending Risk.”)

Management of the Fund	The board of trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)

The Adviser	The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company, serves as the investment adviser of the Fund. Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser is controlled by Alkeon.

Mr. Sparaggis, the Fund’s principal Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. (See “Performance Information.”)

Management Fee & Incentive Fee	In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described on the next page),
3

without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.) In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” (See “Fees and Expenses — Incentive Fee.”)

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.
4

The Offering

Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Subsequent investments must be at least $10,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with the Underwriter (as defined below) or a Selling Agent. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of shares at any time.
5

Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

Mainsail Group, L.L.C. (“Mainsail” or the “Underwriter”), an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, pursuant to the terms of the Underwriter’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. Mainsail is affiliated with Alkeon, the sole member of the Adviser.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Class A shares of up to 3%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor in nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing Fees	Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to the Distribution and Shareholder Servicing Fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

Fund Expenses	The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

Investor Qualifications	Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the
6

residence) (“Qualified Investors”). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Shares may be held only through the Underwriter or a Selling Agent.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus.

Any attempt to transfer shares to someone who is not a Qualified Investor, other than by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Underwriter will not be permitted and will be void. (See “Investor Qualifications and Suitability.”)

Investor Suitability	An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund makes quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through an Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers	The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.
7

However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”) The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Principal Risk Factors	An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales and derivative transactions can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

Investing in securities of Technology Companies involves additional risks. These risks include: the fact that certain companies in the Fund’s portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology
8

Companies and thus cause the Fund’s performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments. (See “Principal Risk Factors — Technology Company Securities.”)

The Fund may invest a substantial portion of its assets in the securities of “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks. (See “Principal Risk Factors — Growth Company Securities.”)

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes. A short sale involves selling a security the Fund does not own in anticipation that the security’s price will decline. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund may have a “net-short bias,” where the dollar value of short positions in the portfolio exceeds the dollar value of long positions. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. (See “Principal Risk Factors — Risk of Short Sales.”)

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC. The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial
9

difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. (See “Principal Risk Factors — Counterparty Credit Risk.”)

The Fund’s investment program makes frequent use of leverage by borrowing money to purchase securities on margin (or borrowing from banks). This practice is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending and entering into total return swaps. Although leverage can increase investment returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “ — Securities Lending Risk.”)

The Fund invests in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies. (See “Principal Risk Factors — Market Capitalization Risk.”)

The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. (Some of these “foreign issuers” may be legally organized or have principal offices located in the U.S.) Investments in foreign issuers are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries. (See “Principal Risk Factors — Foreign Investment Risk.”)
10

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. (See “Principal Risk Factors — Non-Diversified Status.”)

Additional Risk Factors	The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Shares of the Fund are not traded on any securities exchange or other market and, except for certain circumstances, are subject to substantial restrictions on transfer. Although the Fund offers to repurchase its shares quarterly, there can be no assurance that the Fund will repurchase all shares tendered by a shareholder for repurchase in any such offer.

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Potential Conflicts of Interest	The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest.”)

Distribution Policy	Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income. Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Taxation	The Fund has elected to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify as a RIC for federal income tax purposes. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares of the Fund.
11

(See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Reports to Shareholders	As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Amended and Restated Declaration of Trust of the Fund.

Fiscal Year	The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Administrator	BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian	The Bank of New York Mellon, located at 101 Barclay Street, 20W, New York, NY 10286, serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Transfer Agent	BNYMIS also serves as transfer agent and registrar with respect to shares of the Fund.

Legal Counsel	Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.
12

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

	Class A Shares	Class W Shares(1)
Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (2)	3.00%	None

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fee	1.50%	1.50%
Incentive Fee (for Fiscal 2013-2014) (3)(4)	0.02%	0.02%
Distribution and Shareholder Servicing Fees (5)	0.75%	None
Interest Payments on Borrowed Funds (6)	0.00%	0.00%
Expenses on Securities Sold Short (7)	1.29%	1.29%
Other Expenses (8)	0.24%	0.24%
Total Annual Expenses (including the Incentive Fee) (4)	3.80%	3.05%

(1)       As of the date of this Prospectus, there are no Class W shares issued. As is the case with Class A shares, the Incentive Fee, Interest Payments on Borrowed Funds, Expenses on Securities Sold Short, and “Other Expenses” shown in the Table for Class W shares are based on actual expenses incurred by the Fund’s Class A shares for the fiscal year ended September 30, 2014.

(2)       In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of shares. No sales load will be charged to certain types of investors. Class W shares are not subject to a sales load. (See “The Offering — Plan of Distribution.”)

(3)       The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund. In such event, only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year). (See “Fees and Expenses — Incentive Fee.”)

(4)       The Incentive Fee shown in the table reflects actual Incentive Fees paid for the fiscal year ended September 30, 2014 and thus reflects only performance of the Fund for the fiscal period September 30, 2013 through September 30, 2014. During this period, the dollar amount of the Incentive Fee paid by the Fund to the Adviser was $286,519. As described above, the Incentive Fee varies based on the Fund’s performance for each Fiscal Period. For example, if the Fund were to have flat or negative performance in a given year, the amount shown for Incentive Fee would be zero. Accordingly, the fee shown in the table is not in any way intended to predict the future performance of the Fund nor does it predict the level of future Incentive Fees to be paid, if any.

13

(5)       Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

(6)       “Interest Payments on Borrowed Funds” is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2014. However, this amount may vary in the current year and going forward, depending on market conditions as well as the availability of investment opportunities. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.

(7)       The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. “Expenses on Securities Sold Short” shown in the table reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales during the current fiscal year and is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2014. For the fiscal year ended September 30, 2014, the Fund’s actual net Expenses on Securities Sold Short was 1.30%. However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.

(8)       “Other Expenses” shown in the table reflects an estimate of all expected ordinary operating expenses for the current fiscal year. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.

	1 Year	3 Years	5 Years	10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$69	$149	$230	$440

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$40	$123	$206	$423

Class W	$31	$94	$159	$335

The example includes the payment of the Incentive Fee assuming that the Fund’s annual return is 5%. The example excludes the actual Incentive Fee paid for 2013-2014, which fee is reflected in the line item titled “Total Annual Expenses” in the table above. If the Incentive Fee actually paid for fiscal 2013-14 were reflected, the foregoing expenses for Class A (assuming a sales load of 3%) would be $67, $138, $206, and $368 for the 1, 3, 5, and 10 year periods, respectively. This is less than the amounts indicated in the Example Table above because the table amounts assume an Incentive Fee paid on a 5% return, whereas the actual Incentive Fee paid last year reflected returns that were less than the 5% assumed. The expense example amounts (including their taking into account of Incentive Fees) are not in any way

14

intended to predict the performance of the Fund. The example is for illustration purposes only and no actual level of future Fund performance should be expected based on the amounts shown.

The Incentive Fee is calculated based on the Fund’s net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund’s actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

15

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual reports for the years ended September 30, 2014, September 30, 2013, October 31, 2012 and October 31, 2011 and the period ended October 31, 2010 (collectively, the “Annual Reports”). Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30. Fiscal period end September 30, 2013 was the first since the Fund changed its fiscal year end from October 31 to September 30. The financial statements for the years ended September 30, 2014, September 30, 2013, October 31, 2012 and October 31, 2011 and period ended October 31, 2010 have been audited by Grant Thornton LLP (“Grant Thornton”). Grant Thornton’s report, along with the Fund’s financial statements, is included in the Annual Report for the year ended September 30, 2014. The Fund’s Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling (888) 266-2200.

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013*	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$13.06	$11.33	$11.13	$10.57	$10.00
Income from investment operations (a):
Net investment loss	(0.38)	(0.75)	(0.59)	(0.74)	(0.66)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	0.14	2.48	0.85	1.30	1.23
Total income/(loss) from investment operations	(0.24)	1.73	0.26	0.56	0.57
Distributions to shareholders:
Realized capital gains	(0.06)	—	(0.06)	—	—
Total distributions to shareholders	(0.06)	—	(0.06)	—	—
Net asset value per Share, end of period	12.76	13.06	$11.33	$11.13	$10.57
Total return—gross (b) (c) (e)	(1.76%)	19.06%	2.93%	6.55%	7.32%
Total return—net (b) (c) (e)	(1.84%)	15.27%	2.38%	5.30%	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	1,468,900	1,137,349	694,581	325,272	152,052
Average net assets (dollars in thousands), end of period	1,408,062	931,507	519,202	269,839	65,890
Ratio of expenses to average net assets (d) (e)	3.99%	7.99%	5.68%	6.81%	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	3.97%	4.01%	5.03%	5.38%	6.27%
Ratio of incentive fee to average net assets (c) (e)	0.02%	3.98%	0.65%	1.43%	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	2.49%	2.50%	2.58%	2.86%	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	0.75%	0.61%	0.98%	1.09%	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	0.73%	0.90%	1.46%	1.43%	1.52%
Ratio of net investment loss to average net assets (d) (e)	(2.87%)	(6.84%)	(4.57%)	(5.75%)	(8.62%)
Portfolio turnover on investments in securities (c)	113%	127%	97%	108%	148%
Average debt ratio (d)	0.16%	0.21%	0.03%	0.12%	0.37%
16

*	Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30.

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.
17

PRINCIPAL RISK FACTORS

ACAP Strategic Fund (the “Fund”) is a speculative investment and an investment in the Fund’s shares of beneficial interest (“shares”) entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), active trading, short sales and derivative instruments can, in certain circumstances, result in significant losses to investors who purchase shares (“shareholders”).

General

All securities investments risk the loss of capital. Shareholders may experience a significant decline in the value of their investment. Prospective shareholders should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased. In addition, the value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Further, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales or derivative transactions can result in significant losses to the Fund. Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Fund.  In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective.  A general economic downturn could also result in the diminution or loss of the investments made by the Fund.  At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Beginning in the fall of 2008, world financial markets experienced extraordinary market conditions, including, among other things, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators in the U.S. and several other countries undertook unprecedented regulatory actions.

The U.S. Government and securities regulators of many other jurisdictions continue to consider and implement other measures to stabilize U.S. and global financial markets. It is uncertain whether regulatory actions taken by regulators or any other regulatory actions will be able to prevent further losses and volatility in securities markets, or stimulate the credit markets. The investment adviser of the Fund, SilverBay Capital Management LLC (the “Adviser”), believes that the Fund may be materially adversely affected by the foregoing events, or by similar or other events in the future. In the longer term, there may be significant new regulations that could limit the Fund’s activities and investment opportunities or change the functioning of capital markets, and there is the possibility that a severe worldwide economic downturn could occur and continue for a period of years. Consequently, the Fund may not be capable of, or successful at, preserving the value of its assets, generating positive investment returns or effectively managing its risks.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

•	a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. For example, the Fund offers to repurchase a certain percentage of its outstanding shares each fiscal quarter. The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase. This could result in a general decline in the Fund’s asset base over time, thus hampering the Fund’s ability to effectively invest its
18

capital to achieve its investment objective.  (See “Repurchase Offers — Consequences of Repurchase Offers.”) The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund’s financial results and continued viability;

•	a significant decline in the equity markets which may reduce the value of the Fund’s portfolio securities; and

•	the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund’s transactions ineffective, which would likely result in significant losses to the Fund. (See “Principal Risk Factors — Counterparty Credit Risk.”)

Active Management Risk

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income.

Risk of Equity Securities

The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible securities also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock

19

approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

With respect to stock options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. (See “Principal Risk Factors — Counterparty Credit Risk.”) These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Technology Company Securities

Under normal market conditions, the Fund will maintain a significant exposure to the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit from, technological events, advances or products (“Technology Companies”). Investing in securities of Technology Companies involves additional risks. These risks include: the fact that certain companies in the Fund’s portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Fund’s performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments.

It should be noted that the Adviser’s definition of “Technology Companies” (as indicated above) covers companies in a broader range of industries and sectors than those that are more commonly considered technology companies. As a result, the Fund’s portfolio and performance may not resemble those of funds that are concentrated in more traditional technology companies.

Growth Company Securities

The Fund may invest a substantial portion of its assets in “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the

20

stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

Risk of Net-Long Bias

The Fund’s portfolio generally operates with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund’s portfolio to more downside volatility than would be the case if the Fund’s portfolio had greater short exposure.

Risk of Short Sales

The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income. (See “Certain Tax Matters — Taxation of Short Sales.”)

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC

21

(“Credit Suisse”). The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to an agreement in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of a Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Counterparty Credit Risk

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Leverage & Borrowings Risk

The Fund’s investment program makes frequent use of leverage by borrowing money to purchase securities. (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.) The practice of leveraging by borrowing money is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. (See “Securities Lending Risk” below.) The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Fund of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Leverage also creates interest expense that may lower the Fund’s overall returns. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third the

22

value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as total return and other swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities. With respect to “covering” a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program).

In order to obtain “leveraged” market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options, total return swaps and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. (See “Special Investment Instruments and Techniques” in the Fund’s statement of additional information (“SAI”).)

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

There is no guarantee that a leveraging strategy will be successful.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on the loaned securities. These loans are expected to be used to leverage the Fund’s assets — i.e., while the Fund continues to receive the income on its loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and, because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. (See “Leverage and Borrowings Risk” above.)

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one business day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased

23

with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with loans of securities.

Market Capitalization Risk

The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Foreign Investment Risk

The Fund may invest without limitation in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts

24

may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective (subject to any policies established by the board of trustees of the Fund (the “Board”)), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Adviser may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares. The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is sometimes known as a “high water mark.” An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund’s shares are repurchased in a repurchase offer (meaning that 5% of the Fund’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000. However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted. This means that an investor’s investment may bear a higher percentage Incentive Fee than it otherwise would. (See “Additional Risk Factors — Repurchase Offers,” “Fees and Expenses — Incentive Fee,” and “Repurchase Offers — Consequences of Repurchase Offers.”)

The application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each

25

outstanding share. For example, a shareholder may acquire shares after the Fund’s trading has resulted in a cumulative loss. If so, that shareholder’s shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares. Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued. In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), will consider whether the Incentive Fee is fair and reasonable.

Repurchase Offers

The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed. (See “Repurchase Offers — Consequences of Repurchase Offers.”)

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Shares may be held only through Mainsail Group, L.L.C. (“Mainsail” or the “Underwriter”) or a broker or dealer that has entered into a selling agreement with an Underwriter. Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund. Although the Fund offers to repurchase shares on a quarterly basis, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. (See “Repurchase Offers.”) In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein), unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and to accounts with a broker or dealer that has entered into a selling agreement with an Underwriter. Brokers, dealers or an Underwriter may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

26

Regulatory Risk

Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps. The full effect of this and future legislation cannot yet be known.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

European Union Sovereign Default Risk

Recent global markets and economic conditions have been negatively impacted by the ability of certain European Union (“EU”) member states to service their sovereign debt obligations. If the fiscal obligations of these EU member states continue to exceed their fiscal revenue, taking into account the reactions of the credit and swap markets, the ability of such member states to service their debt in a cost efficient manner will be impaired. The continued uncertainty over the outcome of various EU governments’ financial support programs and the possibility that other EU member states may experience similar financial troubles could further disrupt global markets. In particular, it has disrupted and could continue in the future to disrupt equity and fixed income markets and result in volatile bond yields on the sovereign debt of EU members. The issues arising out of the current sovereign debt crisis may transcend Europe, cause investors to lose confidence in the safety and soundness of European financial institutions and the stability of European member economies, and likewise affect U.S. based financial institutions, the stability of the global financial markets and any economic recovery. If an EU member state were to default on its obligations or seek to leave the Eurozone, the impact on the financial and currency markets would be significant and could impact materially all financial institutions, including the Fund. Continued adverse conditions in the fixed income debt markets in these countries for an extended period of time, particularly if left unmitigated by policy measures, could have an adverse effect on the Fund, including the liquidity of its portfolio.

Potential Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in

27

which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Fund is affiliated with Mainsail, a broker-dealer owned by Mr. Sparaggis, which employs certain employees of Alkeon. Mainsail acts as the distributor for the Fund. Neither Alkeon nor the Adviser currently direct trades for the Fund or any other investment funds to Mainsail. (See “Potential Conflicts of Interest” and “Brokerage.”)

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized under a Certificate of Trust on June 26, 2009 in the State of Delaware and commenced operations on March 1, 2010. The Fund’s principal office is located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8740. The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund. The Adviser is controlled by its sole member, Alkeon, which is registered with the SEC as an investment adviser. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board. (See “Management of the Fund — The Board of Trustees” herein and “Management of the Fund” in the SAI.)

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to achieve maximum capital appreciation. No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is fundamental and may not be changed without the approval of shareholders. However, except as otherwise stated in this prospectus (the “Prospectus”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders. The Fund’s fundamental investment policies and restrictions are listed in the SAI. Its principal investment strategies are discussed below. The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund’s investment objective.

Principal Investment Strategies & Methodology

28

The Fund pursues its investment objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Short Sales. The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes.

Leverage. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage as part of its investment program by borrowing money to purchase securities.

Short sales, swaps and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. (See “Principal Risk Factors — Risk of Short Sales”, “— Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

Total Return Swaps. The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The Fund may also obtain leveraged investment exposure through total return swaps. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security). (The use of swaps other than total return swaps is not currently a principal investment strategy of the Fund.)

Preferred Stocks. Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

IPO Securities. The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the

29

holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities. The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers. (See “Principal Risk Factors — Derivatives Risk.”)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Historically, Alkeon, the sole member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of Technology Companies. Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and in-depth research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, and strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

The Fund reserves the right to alter or modify some or all of the Fund’s investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. Additionally, a high portfolio turnover rate (one that exceeds 100% in our

30

view) may result in the realization of capital gains, including short-term gains which will be taxable to shareholders as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate. Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. (See “Temporary Investments; U.S. Government Securities Risk” below for more information.) For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of

31

any size at any time during the trading day (i.e., retail shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

PERFORMANCE INFORMATION

The Fund commenced operations on March 1, 2010, and its performance record for Class A shares for that period is reflected in Appendix B. However, for a much longer period, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager, has been managing other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. Appendix B also contains investment performance for such an account, from its inception. (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.) This longer track record performance information in Appendix B should not be viewed as the actual performance of the Fund nor is it indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. Past performance is not a guarantee of future performance. The Fund’s fiscal year return during its operating history is also shown in its “Financial Highlights” above. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

32

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund — The Adviser.”) The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of December 8, 2009 (the “Advisory Agreement”). The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee. (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Affiliates of the Adviser will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. The offices of the Adviser are located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8740. The Adviser is controlled by its sole member, Alkeon. Alkeon is a Delaware limited liability company that commenced operations on January 1, 2002 and is registered as an investment adviser under the Advisers Act. The offices of Alkeon are located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8740. As of September 30, 2014, Alkeon managed approximately $5.4 billion of client assets in its global growth equity strategies, including several registered investment companies and private investment funds.

Portfolio Management

Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager. Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc.

33

in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

Administration, Accounting, and Other Services

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). (BNYMIS also provides transfer agency services to the Fund.) In consideration of the administration and accounting services, the Fund pays BNYMIS a monthly fee equal to a percentage of the Fund’s average net assets, with such annual rate declining from .08% to .06% as the Fund’s net assets increase. As of September 30, 2014, this fee was approximately 0.064% of the Fund’s average net assets. The Fund also reimburses BNYMIS for certain out-of-pocket expenses. The principal business address of BNYMIS is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian

The Bank of New York Mellon (“BNY”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of BNY is 101 Barclay Street, 20W, New York, NY 10286. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Prime Broker

Each of Morgan Stanley and Credit Suisse currently serve as the Fund’s Prime Brokers. The Fund, each Prime Broker and BNY are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of cash proceeds from securities sold short. The Fund may also borrow money “on margin” from the Prime Brokers. One or more additional Prime Brokers may be added in the future.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

34

Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year. Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund’s shares are repurchased in a repurchase offer (meaning that 10% of the Fund’s assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund’s fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund’s loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million	•net profits for the Fiscal Period
($1 million)	•amount required to eliminate the balance in the loss carryforward account

$2 million	•net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%	•amount of Incentive Fee rate

$400,000	•amount of accrued Incentive Fee

x 10%	•proportion of the Fund’s assets paid out to tendering shareholders

$40,000	•amount of incentive fee paid for the Fiscal Period

Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive

35

Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies. (See “Additional Risk Factors — The Incentive Fee” above.)

Distribution and Shareholder Servicing Fees

Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees.

Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors, unless the transferee received the shares by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. (See “Investor Qualifications and Suitability.”)

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances,

36

borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agent’s offering shares of the Fund. Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Subsequent investments must be at least $10,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included as Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will not receive any stock certificate

37

evidencing the purchase of Fund shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Plan of Distribution

Mainsail, an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Underwriter’s distribution agreement with the Fund. Mainsail is not obligated to buy from the Fund any of the shares. The Underwriter does not intend to make a market in the shares.

Mainsail is a securities brokerage firm that is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, is the controlling person of Mainsail, an affiliate of Alkeon. Mainsail maintains its principal office at 350 Madison Avenue, 9th Floor, New York, New York 10017.

Under the terms of the distribution agreement with the Fund, the Underwriter is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (See “Fees and Expenses — Distribution and Shareholder Servicing Fees” above.). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. The Fund may terminate the distribution agreement on 60 days’ prior written notice.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to 3% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

The Adviser (or its affiliates), in its discretion and from its own resources, generally pays the Selling Agents additional compensation that does not exceed 0.25% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Selling Agent. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent’s financial advisors, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s financial advisors. The additional compensation may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter, against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties. (See “Investment Advisory and Other Services” in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares issued. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

38

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with an Underwriter (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors. (See “Investor Qualifications and Suitability.”) Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund. (See “Investor Qualifications and Suitability — Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity.”)

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and

39

meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s possession. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time (as described in “The Offering — Purchase Terms; Minimum Investment” above). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets

40

in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares.

In addition to the Qualified Investor requirement, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors will be able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund will make quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase shares that are tendered by a shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions. Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through an Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

41

REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each December, March, June and September. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about the 18th day in the months of December, March, June and September or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for shares is determined will be generally the last day of the month (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Fund does not charge a repurchase fee. (See “Repurchase Offers — Fundamental Policies with Respect to Share Repurchases.”) The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●	the percentage of shares that the Fund is offering to repurchase;

●	the date on which a shareholder’s repurchase request is due (i.e., the repurchase request deadline);

●	the date that will be used to determine the Fund’s net asset value applicable to the share repurchase (i.e., the repurchase pricing date);

●	the date by which shareholders will receive the proceeds from their share sales; and

●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline. A shareholder’s broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed. If a shareholder’s broker, dealer or other financial intermediary fails to submit a shareholder’s repurchase request in good order by the repurchase request

42

deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter. Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the “vote of a majority of the outstanding voting securities” of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

●	The repurchase request deadlines will be generally on or about the 18th day on the last month of each fiscal quarter or, if the 18th day is not a business day, on the next business day; and

●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount. If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of prorating on the business day following the repurchase request deadline. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees. These circumstances are:

●	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

●	for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the portfolio securities owned by the Fund are principally traded is
43

closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

●	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share’s net asset value on the repurchase pricing date. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for the Incentive Fee. Indeed, the Fund’s net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. In that regard, the Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after a repurchase request deadline and the repurchase pricing date. Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date. In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its net asset value each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE. Since Selling Agents are responsible for disseminating the Fund’s net asset value to their customers, there is a risk that these agents may not disseminate current net asset value information to shareholders, which would impact a shareholder’s ability to evaluate effectively whether to participate in the repurchase offer. The method by which the Fund calculates net asset value is discussed below. (See “Calculation of Net Asset Value.”)

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the repurchase pricing date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. (See “Principal Risk Factors — Leverage & Borrowings Risk.”)

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and will be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets

44

in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund’s shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund’s shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio. In addition, the repurchase of shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund’s investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund. (See “Additional Risk Factors -- Repurchase Offers.”)

CALCULATION OF NET ASSET VALUE

The value of the net assets of each class of shares of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

45

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Management Fee and Incentive Fee. (See “Additional Risk Factors -- Incentive Fee.”) All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining the net asset value for each class of the Fund’s shares.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. For additional information, see “Tax Aspects” in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election

46

with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Additional information regarding the Fund’s dividend reinvestment plan may be obtained by calling (212) 389-8740.

POTENTIAL CONFLICTS OF INTEREST

General

Alkeon controls the Adviser as its sole member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the sole member of the Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Similar Accounts. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments

47

in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary. (See “Performance Information.”)

When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon’s and the Adviser’s responsibilities under the Advisers Act and the 1940 Act and their own internal procedures. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s principal Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Mainsail have adopted a Joint Code of Ethics and the Fund and Alkeon have each adopted their own Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

Mainsail, an affiliate of Alkeon, acts as the underwriter for the Fund’s shares and bears various costs associated with its activities as the Underwriter. Mainsail is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act and is a member of FINRA. The Fund pays Distribution and Shareholder Servicing Fees to Mainsail to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Underwriter may retain all or a portion of these payments. (See “Fees and Expenses -- Distribution and Shareholder Servicing Fees” and “The Offering.”)

Situations may arise in which accounts affiliated with Mainsail or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, Mainsail or its affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund’s investment performance.

48

Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser, Alkeon or one of their respective affiliates. In addition, these firms may receive research products and services in connection with the brokerage services that Mainsail and its affiliates may provide from time to time to one or more Similar Accounts or to the Fund. The Fund may also pay brokerage commissions to affiliated broker-dealers.

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Fund is affiliated with Mainsail, a broker-dealer owned by Mr. Sparaggis, which employs certain employees of Alkeon. Mainsail acts as the distributor for the Fund. Neither Alkeon nor the Adviser direct trades for the Fund or any other investment funds to Mainsail. (See “Brokerage.”) In addition, the Fund may effect certain principal transactions in securities with one or more Similar Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Similar Account to sell, or the Fund to sell and such Similar Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of Mainsail, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Mainsail is participating only subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

Future investment activities of the Adviser, Alkeon and Mainsail and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

49

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. During the most recent fiscal period, Mainsail did not execute any trades on behalf of the Fund. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate will significantly exceed that of other registered investment companies. The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. The Adviser may execute portfolio brokerage transactions through Mainsail as well as other non-affiliated brokers. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

GENERAL INFORMATION

Securities Outstanding

The below table reflects the amount of Fund shares (in dollars) outstanding as of January 1, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	$1,530,910,369

50

Fiscal Year

The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

51

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Fund	S-2

Additional Investment Policies and Practices	S-2

Investment Advisory and Other Services	S-6

Management of the Fund	S-8

Portfolio Manager	S-14

Tax Aspects	S-14

Proxy Voting Policies and Procedures	S-20

General Information	S-21

Financial Statements	S-21

52

APPENDIX A

Form of Investor Certification

ACAP STRATEGIC FUND

Account No.:_____________

Broker Name: _____________

INVESTOR CERTIFICATION

This certificate relates to ACAP Strategic Fund (the “Fund”) and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $2,000,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse), or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the company I am signing on behalf of, certified to the net worth requirement that was in place at the time of my, or the company’s that I am signing on behalf of, initial investment in the Fund. If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)	Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s underwriter(s) for the provision of shareholder services;

(2)	Shares may not be transferred, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to a person who has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to another person who has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), and agrees to comply with the foregoing ownership and transfer restrictions; and

*	For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

A-1

(3)	Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus. I understand that you, the Fund, and SilverBay Capital Management LLC are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company’s) purchase of shares.

CLASS A SHARES:

Investment Amount	Sales Load	Net Amount Invested

$_______________	_________%	$________________

CLASS W SHARES:

Investment Amount

$______________

Initial (if applicable)	The Investor acknowledges that a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.

Date:_______________	By:
Name:

Electronic Delivery

☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: _____________________

Your consent will apply to ALL Fund-related documents. In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters. Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception. If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document. The Fund will use the e-mail address that is in its records. Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change. You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund. If you revoke your consent to electronic delivery, the Fund will begin to send paper copies of

A-2

documents within 30 days of receiving your notice. The Fund does not impose any additional charge for electronic delivery.

A-3

APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of ACAP Strategic Fund (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). The Fund commenced operations on March 1, 2010. However, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager and Alkeon’s controlling principal, employs an investment program for another investment vehicle (the “Other Investment Vehicle”) that is substantially the same as the investment program that he employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.* The Fund’s Class A shares return during its operating history and the Other Investment Vehicle’s return are shown in the following tables and bar charts. The Fund’s return during its operating history is also shown in the “Financial Highlights” section of the attached prospectus.

Because of the similarity of investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle. There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Potential Conflicts of Interest.”)

The tables and bar charts set forth performance information of the Fund and the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Fund and the Other Investment Vehicle reflect the actual fees and expenses incurred by the Fund and the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

*	Alkeon has represented that the performance of the other accounts similarly managed by Mr. Sparaggis (and of a shorter duration than the Other Investment Vehicle) does not differ materially from the performance of the Other Investment Vehicle.
B-1

FUND PERFORMANCE (UNAUDITED)1

(Class A Shares)

Performance Relative to Major Indices as of December 31, 2014

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.
2014	-3.45%	3.95%	-6.16%	-7.72%	3.64%	2.80%	-1.94%	2.22%	-1.09%	3.37%	2.20%	-1.24%
2013	3.97%	-0.52%	0.17%	-0.52%	2.45%	-0.43%	4.89%	-0.57%	7.40%	0.61%	3.20%	2.99%
2012	3.85%	5.52%	5.05%	-0.26%	-5.51%	0.55%	4.17%	2.09%	1.36%	-4.79%	0.26%	-2.38%
2011	0.77%	3.24%	1.11%	5.39%	-3.64%	0.18%	-1.80%	-1.83%	-5.03%	9.22%	-3.50%	-5.23%
2010			1.60%	-0.20%	-2.76%	-2.54%	1.56%	-1.33%	7.27%	2.32%	0.19%	-1.79%

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Fund Inception
The Fund[1]	-4.22%	9.75%	N/A	N/A	6.33%
MSCI World[2]	2.93%	13.07%	N/A	N/A	8.88%
MSCI ACWI[3]	2.10%	11.67%	N/A	N/A	7.85%

ANNUAL RETURNS SINCE INCEPTION***

Year	Fund[1]	MSCI[2] World	MSCI[3] ACWI
2014	-4.22%	2.93%	2.10%
2013	25.93%	24.10%	20.25%
2012	9.58%	13.18%	13.43%
2011	-2.13%	-7.61%	-9.41%
2010	4.00%	12.95%	14.21%
B-2

Fund Performance as of December 31, 2014

Compound ROR Since Inception***	Cumulative ROR Since Inception***

*Source: SilverBay Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Barra; Note: MSCI data does not reflect reinvestment of dividends.

***Inception: March 1, 2010; MSCI data as of March 1, 2010.

[1]	The performance data provided for the Fund was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

3.	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

B-3

OTHER INVESTMENT VEHICLE PERFORMANCE1

Performance Relative to Major Indices as of December 31, 2014

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Annual
2014	-4.42%	5.01%	-7.71%	-8.04%	3.85%	2.91%	-1.94%	2.32%	-1.37%	3.63%	2.87%	-1.62%	-5.52%
2013	3.64%	-0.52%	-0.05%	-0.78%	2.53%	-0.31%	5.12%	-0.48%	7.46%	0.58%	3.46%	3.05%	25.99%
2012	2.89%	5.19%	5.56%	-0.12%	-5.69%	0.50%	4.51%	2.49%	1.49%	-5.02%	0.05%	-2.35%	9.10%
2011	0.82%	3.35%	1.31%	5.70%	-3.65%	0.24%	-1.99%	-2.05%	-4.57%	9.29%	-2.86%	-4.38%	0.21%
2010	-7.90%	3.42%	4.75%	0.74%	-1.62%	-2.47%	1.71%	-0.69%	7.86%	2.71%	0.44%	-0.90%	7.42%
2009	0.94%	1.98%	5.01%	1.51%	0.86%	1.15%	5.14%	-2.46%	5.69%	-1.38%	4.14%	4.82%	30.63%
2008	-13.63%	6.55%	-3.07%	8.05%	6.01%	-0.02%	1.95%	-2.13%	-13.31%	-6.17%	-3.72%	1.51%	-18.96%
2007	2.27%	3.24%	2.59%	2.52%	6.96%	3.69%	5.06%	-1.48%	12.96%	15.50%	-3.20%	-2.70%	56.66%
2006	7.84%	-0.41%	2.49%	2.12%	-5.73%	-2.41%	-0.14%	3.60%	1.64%	0.51%	4.49%	2.42%	16.97%
2005	-5.49%	0.22%	-0.40%	-5.13%	9.69%	0.59%	7.71%	0.84%	2.30%	-2.01%	2.67%	0.00%	10.40%
2004	3.74%	-2.02%	-4.70%	-10.33%	5.15%	0.26%	-8.43%	-4.44%	3.56%	7.44%	3.55%	0.59%	-7.13%
2003	-0.62%	1.04%	-0.49%	4.81%	9.03%	1.28%	8.19%	3.66%	-1.04%	6.32%	1.99%	-3.14%	34.80%
2002	-0.06%	-5.19%	3.29%	-2.71%	-0.49%	-0.83%	-1.44%	0.22%	-0.13%	2.74%	5.31%	-5.60%	-5.33%
2001	3.44%	-8.76%	-2.87%	10.12%	-1.32%	2.35%	-1.34%	-3.70%	-7.54%	4.25%	4.18%	1.07%	-1.68%
2000	0.96%	28.25%	-6.50%	-7.03%	-8.83%	8.05%	-1.31%	11.78%	-4.25%	-4.47%	-8.29%	-0.57%	2.03%
1999	15.50%	-6.59%	6.99%	2.35%	-2.29%	7.58%	-2.11%	2.44%	2.20%	7.63%	18.77%	23.42%	100.81%
1998	1.66%	8.24%	2.27%	1.48%	-3.76%	8.67%	-1.66%	-16.32%	11.90%	6.79%	8.36%	10.50%	40.62%

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	-5.52%	9.10%	6.93%	11.59%	14.54%
MSCI World[2]	2.93%	13.07%	7.91%	3.87%	3.60%
MSCI ACWI[3]	2.10%	11.67%	6.85%	3.90%	3.62%
B-4

Other Investment Vehicle (“OIV”) Performance

Compound ROR Since Inception***	Cumulative ROR Since Inception***

*Source: Alkeon Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Barra; Note: MSCI data does not reflect reinvestment of dividends.

***Inception: January 5, 1998; MSCI data as of January 1, 1998.

[1]	The performance data provided for the Other Investment Vehicle was prepared by Alkeon based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on January 5, 1998. January 1998 performance was 1.66% and does not include the first 2 trading days in January 1998. Mr. Sparaggis, the primary portfolio manager of the Other Investment Vehicle, was employed by CIBC Oppenheimer Corp. from January 1998 through June 1999, and by CIBC World Markets Corp. from June 1999 through December 2001, and was the portfolio manager of the Other Investment Vehicle at all times during that period. Effective January 1, 2002, Mr. Sparaggis formed Alkeon, which has continued managing the Other Investment Vehicle’s portfolio since that time.

The Other Investment Vehicle’s performance reflects the deduction of a 1% management fee charged to investors prior to March 1, 2004, and a 1.5% management fee charged to new investors beginning March 1, 2004. Effective July 1, 2011, all investors are charged a 1.75% management fee. Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle’s advisory fees, incentive fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

[3]	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)
B-5

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

B-6